UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2021

EXACT SCIENCES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35092	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5505 Endeavor Lane
Madison, WI  53719
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

8.01                     Other Information.

Sales Team Expansion

On September 15, 2021, Exact Sciences Corporation (“Exact Sciences”) announced it has expanded its primary care sales team to increase adoption of Cologuard®, the first and only FDA-approved, at-home colon cancer screening test, and its pipeline of innovative cancer screening tests. In late August, Pfizer Inc. (“Pfizer”) announced internally that it decreased the number of sales positions supporting its Internal Medicine therapeutic area. The displaced employees had been promoting Cologuard under an agreement between Exact Sciences and Pfizer (the “Promotion Agreement”). Exact Sciences offered the displaced Pfizer sales representatives opportunities to join its team in full-time sales roles promoting Cologuard, and the vast majority of those offers were accepted. Exact Sciences completed an expedited hiring process and onboarded approximately 400 sales representatives in September, increasing the size of its primary care field sales team to more than 850 representatives.

Exact Sciences expects the newly hired representatives to be more productive as its own employees, fully dedicated to its mission to eradicate cancer, and better able to coordinate interactions with health care providers as one team. Exact Sciences’ newly expanded team is in the field and interacting with health care providers in person, focused solely on Cologuard initially.

Pfizer is currently promoting Cologuard with a smaller team under the Promotion Agreement; however, due to its recent COVID-19 internal policies, which are different from Exact Sciences’, Pfizer is not making in-person sales calls in 41 states. Exact Sciences is in discussions with Pfizer that could result in material changes to the Promotion Agreement and its relationship with Pfizer.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements concerning Exact Sciences' expectations, anticipations, intentions, beliefs or strategies regarding the future. These forward-looking statements are based on assumptions that Exact Sciences has made as of the date hereof and are subject to known and unknown risks and uncertainties that could cause actual results, conditions and events to differ materially from those anticipated. Therefore, you should not place undue reliance on forward-looking statements. Examples of forward-looking statements include, among others, statements that Exact Sciences makes regarding expectations for its sales team; the course of the COVID-19 pandemic and its impact on Exact Sciences' operations and operating results; expected future operating results; and Exact Sciences' strategies, positioning, resources, capabilities and expectations for future events or performance.

Important factors that could cause actual results, conditions and events to differ materially from those indicated in the forward-looking statements include, among others, the following: uncertainties and disruptions associated with the COVID-19 pandemic, including its effects on patient and sales team access to health care providers, Exact Sciences' supply chain, clinical studies and other aspects of its operations, and the demand for Exact Sciences' cancer and COVID-19 testing products and services; Exact Sciences' ability to efficiently and flexibly manage its business amid uncertainties related to COVID-19; Exact Sciences' ability to successfully and profitably market its products and services, including, without limitation, directly through its sales force and through the Promotion Agreement with Pfizer; Exact Sciences' ability to successfully deploy and retain displaced members of Pfizer’s primary care sales team; the acceptance of Exact Sciences' products and services by patients and health care providers; Exact Sciences' ability to meet demand for its products and services; the willingness of health insurance companies and other payers to cover Exact Sciences' products and services and adequately reimburse us for such products and services; the amount and nature of competition for Exact Sciences' products and services; the effects of any judicial, executive or legislative action affecting Exact Sciences or the health care system; recommendations, guidelines and quality metrics issued by various organizations regarding cancer screening or Exact Sciences' products and services; Exact Sciences' ability to successfully develop new products and services and assess potential market opportunities; Exact Sciences' ability to effectively enter into and utilize strategic partnerships and acquisitions; Exact Sciences' success establishing and maintaining collaborative, licensing and supplier arrangements; Exact Sciences' ability to obtain and maintain regulatory approvals and comply with applicable regulations; Exact Sciences' ability to manage an international business and Exact Sciences' expectations regarding its international expansion and opportunities; the potential effects of foreign currency exchange rate fluctuations and Exact Sciences' efforts to hedge such effects; the possibility that the anticipated benefits from Exact Sciences' business acquisitions will not be realized in full or at all or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of acquired businesses' operations will be greater than expected and the possibility that integration efforts will disrupt Exact Sciences' business and strain management time and resources; the outcome of any litigation, government investigations, enforcement actions or other legal proceedings, including in connection with acquisitions; Exact Sciences' ability to retain and hire key personnel including employees at businesses that Exact Sciences acquires. The risks included above are not exhaustive. Other important risks and uncertainties are described in the Risk Factors sections of Exact Sciences' most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, and in its other reports filed with the Securities and Exchange Commission. Exact Sciences undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

9.01                     Financial Statements and Exhibits.

Exhibits

Exhibit No.	Exhibit Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: September 15, 2021	By:	/s/ Jeffrey T. Elliott
Jeffrey T. Elliott
Executive Vice President, Chief Financial Officer and Chief Operating Officer